EX.99.CODE ETH

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06628

The Yacktman Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgeport Parkway
Building One, Suite 320
Austin, TX 78730
(Address of principal executive offices) (Zip code)

Donald A. Yacktman
c/o Yacktman Asset Management Co.
6300 Bridgeport Parkway
Building One, Suite 320
Austin, TX 78730
(Name and address of agent for service)

512-767-6700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2007

Item 1. Report to Stockholders.

This report is submitted for the general information of shareholders of The Yacktman Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds’ investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

The Yacktman Funds, Inc.
MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholder:

In the first half of this year, the Yacktman Fund and the Yacktman Focused Fund increased 3.42% and 3.37% respectively, while the S & P 500 increased 6.96%. Recent results haven’t been at the level we would like, however we are extremely happy with the quality and valuations of the Funds’ holdings.

The Yacktman Funds, Inc.
MESSAGE TO SHAREHOLDERS

The chart assumes an initial gross investment of $10,000 made on  06/30/07.

* The S&P 500® is an unmanaged but commonly used measure of common stock total return performance.

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Sticking to your Competence

Warren Spahn, a hall of famer and a left handed pitcher for the Boston and Milwaukee Braves, won 363 games, more games than any other left handed pitcher, and more than any other pitcher who started his career after 1920.  In 1948, when the Boston Braves won the pennant they coined the phrase, “Spahn and Sain (another pitcher for the team) and pray for rain.”  In 1951, while pitching against the New York Giants in the old Polo Grounds, he faced a rookie who was hitless in his first 12 at bat, and the rookie hit a home run to left field.  After the game, Spahn was asked about the pitch.  (Please note that the distance between the pitchers mound and home plate is 60 feet six inches.)  Spahn replied that it was a whale of a pitch for the first 60 feet!  Even good pitchers who throw an excellent pitch will look dumb sometimes.  By the way, the rookie’s name was Willie Mays, also a Hall of Famer who was honored at the recent All-Star game.

Along the same lines, Don recently had an opportunity to throw out the first pitch at a Milwaukee Brewer – Chicago Cubs game in the new Miller Park and threw a whale of a pitch for the first 56 feet after which it bounced straight over home plate.

Just as major league baseball has a very long season, we have a 10 year horizon time.  Each of our rolling 10 year performance numbers are above the S & P 500 index.

Among the lessons learned, 1) The end result matters more than the intermediate 2) Even the best, like Spahn and Mays make mistakes or have cold streaks 3) You get the best results from sticking to what you do best, as some people say “Don’t quit your day job” 4) Other people’s professions are tougher than they may appear to you 5) On a personal level we are glad we pursued the career path we did.

We continue to feel good about the “line-up” of high quality businesses we the Funds own and their ability to deliver results over the long term.  We are especially comforted because we believe investors in general are currently taking on a high degree

The Yacktman Funds, Inc.

of risk.  Over the past four years, corporate profit margins as a percentage of national income have expanded to record levels. We would argue they are unsustainable, and many stocks are far more expensive than they look.  Since many of our positions have not benefited much from margin expansion we feel they should hold up well as corporate profit levels inevitably decline back towards more normal historical levels.

In our opinion, the greatest kinds of businesses sell low-priced goods that are consumed frequently.  The best of these companies have an international presence.  Coca-Cola, Pepsi, Wrigley, and Procter & Gamble all fit this description and are large holdings in our funds.  P&G is the most recent addition, with the position being purchased during the second quarter.  During the first half of this year we eliminated our holdings in both Henkel and Unilever, internationally based consumer product companies that performed well, and reached a price that we feel was fully valued.

First Data Acquisition and Private Equity

On April 2, it was announced that one of the securities owned by the Funds, First Data, agreed to be acquired by KKR at $34 per share, a 34% premium to the stock’s average price over the prior 30 days.  It continues to amaze us that private equity buyers are writing so many big checks when prices are substantially higher than they were in 2002-2003.  Much like previous hot asset classes such as junk bonds in the 80’s and venture capital in the late 90’s, the private equity industry is attracting too much capital and chasing deals that probably should not be done.  That said, when the inevitable shakeout occurs, we expect to find bargains among these private equity companies, quite possibly through the ownership of distressed debt.

We would not be surprised to see other businesses the Funds own positively impacted by the private equity boom.  The most likely targets in our opinion would be Lancaster Colony, a diversified company which has an underappreciated specialty foods business which includes Marzetti’s line of salad dressings, dips, sauces etc.  We have owned Lancaster Colony at our firm since mid-2000 and consider it to be one of the best run companies in our portfolio.  Last year, Lancaster announced it was exploring alternatives for its 2 non-core businesses (Candle/Glass and Automotive Accessories) which we think could lead to the sale of the entire company.  In the event that the company remains public in its current diversified structure, we feel there are many business opportunities that could improve earnings and help unlock the value we see in our investment.

AmeriCredit

Perhaps the most controversial position in the Funds portfolio is AmeriCredit, a subprime lender in the auto finance market. Subprime companies like AmeriCredit frequently concern investors due to the history of failures in the industry, and the recent unraveling of many subprime mortgage companies has spilled over to impact AmeriCredit’s share price, modestly.

Looking back, many subprime mortgage loan companies were accidents waiting to happen.  In recent years, there were virtually no standards in underwriting, and many mortgages were written with little down payment and virtually no documentation.  In most cases these mortgages were written against assets (houses) that had recently experienced extreme and unprecedented appreciation.  Further, many new mortgage products were created that enabled borrowers to purchase a higher priced home than they could actually afford by offering low monthly payments with either a balloon or rate reset in the near future.  It was almost like making long term loans against internet stocks back in 1999 or Japanese real estate in the 1980’s.

AmeriCredit’s auto loans are heavily influenced by employment levels and used car pricing, both of which continue to be strong.  Additionally, AmeriCredit’s business model employs substantially less leverage than the typical subprime mortgage lender; therefore even if business softens, it doesn’t necessarily cause a total meltdown.  We feel confident about

The Yacktman Funds, Inc.

our position and continue to monitor the data to see if the issues in the mortgage market are spreading.

Looking Forward

There continues to be plenty of value in our portfolios.  On a short term basis, we can look dumb if we lag the index by not being exposed to the hot sectors.  Energy and industrial business have driven the strong market performance as of late, both being sectors of which we have limited exposure.  Long time shareholders may recall how this occurred in the late 1990’s, as we did not own technology stocks.  Ultimately, in early 2000’s our strategy was proven right.  Likewise, we feel we are strategically well situated currently with a group of excellent businesses that will provide the Funds with above average returns over the long haul.  In fact, we believe the Funds holdings are the highest quality they have ever owned.

Sincerely,

The Yacktman Team

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2007 (Unaudited)

As a shareholder of the Yacktman Funds (the “Funds”), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

Actual Expenses
The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Yacktman Funds, Inc.

EXPENSE EXAMPLE (Cont'd.)

For the Six Months Ended June 30, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

		THE YACKTMAN FUND
			Expenses
	Beginning	Ending	paid during
	account	account	period
	value	value	01/01/07-
	01/01/07	06/30/07	06/30/07[1]

Actual	$1,000.00	$1,034.20	$4.74

Hypothetical
(5% return
before expenses)	1,000.00	1,020.13	4.71

		THE YACKTMAN FOCUSED FUND
			Expenses
	Beginning	Ending	paid during
	account	account	period
	value	value	01/01/07 -
	01/01/07	06/30/07	06/30/07[1]

Actual	$1,000.00	$1,033.70	$6.30

Hypothetical
(5% return
before expenses)	1,000.00	1,018.60	6.26

[1] Expenses are equal to the Funds’ annualized expense ratios (0.94% for The
Yacktman Fund and 1.25% for The Yacktman Focused Fund), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Yacktman Fund

TOP TEN EQUITY HOLDINGS (Unaudited)
June 30, 2007

Percentage of Net Assets

Coca-Cola Co.	11.6%
PepsiCo, Inc.	7.0
Microsoft Corp.	6.5
AmeriCredit Corp.	5.0
Lancaster Colony Corp.	4.9
Procter & Gamble Co.	3.6
Pfizer, Inc.	3.2
Tyco International Ltd.	3.2
eBay, Inc.	2.4
Wm. Wrigley Jr. Co.	2.4
Total	49.8%

FUND DIVERSIFICATION (Unaudited)

June 30, 2007

The Yacktman Fund

EQUITY PURCHASES & SALES (Unaudited)
For the Six Months Ended June 30, 2007

NEW PURCHASES	Net Shares Purchased	Current Shares Held

Procter & Gamble Co.
A manufacturer and marketer
of consumer products in
countries throughout the world.
The company provides products
in the laundry and cleaning,
paper, beauty care, food and
beverage and health care segments.	218,000	218,000

PURCHASES	Net Shares Purchased	Current Shares Held

AmeriCredit Corp.	100,000	700,000

eBay, Inc.	130,000	279,000

Furniture Brands International, Inc.	128,900	200,000

PepsiCo, Inc.	190,500	400,000

SALES	Net Shares Sold	Current Shares Held

Altria Group, Inc.	50,000	—

Bristol Myers Squibb Co.	150,000	—

Cadbury Schweppes plc	180,000	—
Discovery Holding Co., Class A	260,000	—

First Data Corp.	160,000	—

Henkel KGaA	85,879	—

Kraft Foods, Inc.	275,000	100,000

Lancaster Colony Corp.	12,058	430,000

Liberty Media Holding Corp.,
Capital Series A	85,000	45,000

Liberty Media Holding Corp.,
Interactive Series A	265,000	385,000

Unilever N.V.	200,000	—

Washington Mutual, Inc.	40,000	—

The Yacktman Fund

PORTFOLIO OF INVESTMENTS
June 30, 2007 (Unaudited)

	Number of Shares	Value

COMMON STOCKS - 77.45%

Banks - 1.33%
U.S. Bancorp	150,000	$4,942,500

Beverages - 20.12%
Anheuser-Busch Cos., Inc.	110,000	5,737,600
Coca-Cola Co.	820,000	42,894,200
PepsiCo, Inc. (a)	400,000	25,940,000
		74,571,800

Commercial
Services & Supplies - 1.14%
H&R Block, Inc. (a)	180,000	4,206,600
Diversified Financials - 8.05%
AmeriCredit Corp. (a) (b)	700,000	18,585,000
Federal Home Loan
Mortgage Corp. (a)	110,000	6,677,000
Federal National
Mortgage Association (a)	70,000	4,573,100
		29,835,100

Food Products - 8.18%
Kraft Foods, Inc. (a)	100,000	3,525,000
Lancaster Colony Corp. (a)	430,000	18,012,700
Wm. Wrigley Jr. Co. (a)	159,000	8,794,290
		30,331,990

Household Durables - 0.77%
Furniture Brands
International, Inc. (a)	200,000	2,840,000

Household Products - 6.76%
Clorox Co. (a)	110,000	6,831,000
Colgate-Palmolive Co.	75,000	4,863,750
Procter & Gamble Co.	218,000	13,339,420
		25,034,170
Industrial Conglomerates - 3.19%
Tyco International Ltd. (a)	350,000	11,826,500

	Number of Shares	Value

Insurance - 4.08%
American International Group, Inc.	90,000	$ 6,302,700
Marsh & McLennan Cos., Inc.	80,000	2,470,400
MBIA, Inc. (a)	40,000	2,488,800
MGIC Investment Corp. (a)	30,000	1,705,800
Quanta Capital Holdings Ltd. (b)	900,000	2,160,000
		15,127,700
Internet Retail - 2.42%
eBay, Inc. (a) (b)	279,000	8,978,220
Media - 7.03%
Interpublic Group of Cos., Inc. (a) (b)	481,155	5,485,167
Liberty Media Holding Corp.,
Capital Series A (b)	45,000	5,295,600
Liberty Media Holding Corp.,
Interactive Series A (b)	385,000	8,597,050
Viacom, Inc., Class B (b)	160,000	6,660,800
		26,038,617
Pharmaceuticals - 5.40%
Johnson & Johnson	130,000	8,010,600
Pfizer, Inc.	470,000	12,017,900
		20,028,500
Software - 6.50%
Microsoft Corp. (a)	818,000	24,106,460
Specialty Retail - 2.48%
Home Depot, Inc. (a)	50,000	1,967,500
Wal-Mart Stores, Inc.	150,000	7,216,500
		9,184,000
Total Common Stocks
(Cost $214,221,681)		287,052,157

The Yacktman Fund

PORTFOLIO OF INVESTMENTS (Cont'd.)
June 30, 2007 (Unaudited)

	Principal Amount	Value

SHORT TERM INVESTMENTS - 43.66%
Commercial Paper - 17.73%
Chesham Finance,
5.14%, 07/02/2007 $16,454,000		16,451,651
General Electric,
5.15%, 07/05/2007	16,419,000	16,409,604
Prudential Funding,
5.15%, 07/05/2007	16,419,000	16,409,605
Rabobank,
5.14%, 07/02/2007	16,454,000	16,451,651
		65,722,511
Demand Note - 4.90%

American Express,
5.15%	16,419,000	$16,409,605
U.S. Bancorp,
5.07%	1,724,116	1,724,116
		18,133,721
Other Short-Term Investment - 21.03%
Securities Lending Investment Account		77,927,590
Total Short Term Investments
(Cost $161,783,822)		161,783,822
Total Investments - 121.11%
(Cost $376,005,503)		448,835,979
Liabilities in Excess of Other Assets - (0.08)%		(294,858)
Liabilities for Collateral on
Securities Lending - (21.03)%		(77,927,590)
Total Net Assets - 100.00%		$370,613,531

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) All or a portion of the security has been committed for securities lending
(See Note 6)
(b) Non-income producing

See notes to financial statements

The Yacktman Focused Fund

TOP TEN EQUITY HOLDINGS (Unaudited)
June 30, 2007

Percentage of Net Assets

Coca-Cola Co.	15.3%
PepsiCo, Inc.	8.0
Microsoft Corp.	7.3
AmeriCredit Corp.	6.3
Lancaster Colony Corp.	5.4
eBay, Inc.	4.2
Kraft Foods, Inc.	3.2
Liberty Media Holding Corp., Interactive Series A	3.2
Procter & Gamble Co.	3.2
Tyco International Ltd.	3.1
Total	59.2%

FUND DIVERSIFICATION (Unaudited)

June 30, 2007

The Yacktman Focused Fund

EQUITY PURCHASES & SALES (Unaudited)
For the Six Months Ended June 30, 2007

PURCHASES	Net Shares Purchased	Current Shares Held

AmeriCredit Corp.	8,800	183,800

eBay, Inc.	70,00	100,000

Furniture Brands International, Inc.	27,000	42,000

PepsiCo, Inc.	35,000	95,000

Procter & Gamble Co.	40,000	40,000

	Net Shares	Current
SALES	Sold	Shares Held

Discovery Holding Co. Class A	670,000	—

First Data Corp.	80,000	—

H&R Block, Inc.	70,000	—

Henkel KGaA	25,000	—

Interpublic Group of Cos , Inc.	193,100	—

Kraft Foods, Inc.	20,000	70,000

Liberty Media Holding Corp.,
Class Series A	33,500	—

Liberty Media Holding Corp.,
Interactive Series A	40,000	110,000

Tyco International Ltd.	20,000	70,000

Unilever N.V.	30,000	—

The Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS
June 30, 2007 (Unaudited)

	Number of Shares	Value

COMMON STOCKS - 80.18%
Beverages - 23.25%
Coca-Cola Co.	225,000	$11,769,750
PepsiCo, Inc.	95,000	6,160,750
		17,930,500
Diversified Financials - 9.24%
AmeriCredit Corp. (a) (b)	183,800	4,879,890
Federal Home Loan Mortgage Corp. (a)	37,000	2,245,900
		7,125,790
Food Products - 11.50%
Kraft Foods, Inc.	70,000	2,467,500
Lancaster Colony Corp.	100,000	4,189,000
Wm. Wrigley Jr. Co.	40,000	2,212,400
		8,868,900
Household Durables - 0.77%
Furniture Brands International, Inc. (a)	42,000	596,400
Household Products - 7.27%

Clorox Co.	30,000	1,863,000
Colgate-Palmolive Co.	20,000	1,297,000
Procter & Gamble Co.	40,000	2,447,600
		5,607,600
Industrial Conglomerates - 3.07%
Tyco International Ltd.	70,000	2,365,300
Insurance - 2.34%
American International Group, Inc.	18,000	1,260,540
Quanta Capital Holdings Ltd. (b)	227,500	546,000
		1,806,540
Internet Retail - 4.17%
eBay, Inc. (a) (b)	100,000	3,218,000
Media - 3.18%
Liberty Media Holding Corp.,
Interactive Series A (b)	110,000	2,456,300
Pharmaceuticals - 4.98%
Johnson & Johnson	25,000	1,540,500
Pfizer, Inc.	90,000	2,301,300
		3,841,800
Software - 7.26%
Microsoft Corp.	190,000	5,599,300

The Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS (Cont'd.)
June 30, 2007 (Unaudited)

	Number of Shares	Value

Specialty Retail - 3.15
Home Depot, Inc. (a)	19,000	$747,650
Wal-Mart Stores, Inc.	35,000	1,683,850
		2,431,500
Total Common Stocks
(Cost $48,814,459)		61,847,930

	Principal Amount	Value

SHORT TERM INVESTMENTS - 31.51%
Commercial Paper - 14.91%
Chesham Finance,
5.14%, 07/02/2007	$2,810,000	2,809,599
General Electric,
5.15%, 07/05/2007	2,942,000	2,940,316
Prudential Funding,
5.15%, 07/05/2007	2,942,000	2,940,317
Rabobank,
5.14%, 07/02/2007	2,810,000	2,809,599
		11,499,831
Demand Note - 5.24%
American Express,
5.15%	2,942,000	2,940,317
US Bancorp,
5.07%	1,099,528	1,099,528
		4,039,845
Other Short-Term Investment - 11.36%
Securities Lending Investment Account		8,761,036
Total Short Term Investments
(Cost $24,300,712)		24,300,712
Total Investments - 111.69%
(Cost $73,115,171)		86,148,642
Liabilities in Excess of
Other Assets - (0.33)%		(257,615)
Liabilities for Collateral on
Securities Lending - (11.36)%		(8,761,036)
Total Net Assets - 100.00%		$77,129,991

SCHEDULE OF OPTIONS WRITTEN
June 30, 2007 (Unaudited)

	Contracts	Value
CALL OPTIONS
eBay, Inc.
Expiration: January 2008,
Exercise Price: $37.50	500	$70,000
eBay, Inc.
Expiration: October 2007,
Exercise Price: $37.50	300	19,500
Kraft Foods, Inc.
Expiration: September 2007,
Exercise Price: $30.00	700	392,000
Liberty Media Holding Corp.
Expiration: July 2007,
Exercise Price: $25.00	29	145
		481,645
Total Options Written
(Premiums received $295,741)		$481,645

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) All or a portion of the security has been committed for securities lending
(See Note 6)
(b) Non Income Producing

See notes to financial statements

The Yacktman Funds, Inc.

STATEMENTS OF ASSETS & LIABILITIES
June 30, 2007(Unaudited)

	The Yacktman Fund	The Yacktman Focused Fund
ASSETS
Investments, at market value
(Cost $376,005,503 and
$73,115,171 respectively)	$448,835,979	$86,148,642
Receivable for fund shares sold	357,308	322,604
Dividends and interest receivable	408,388	98,531
Prepaid expenses	29,227	20,622
Total Assets	449,630,902	86,590,399
LIABILITIES:
Options writen at value
(Premiums received
$0, $295,741 respectively)	—	481,645
Collateral for securities loaned	77,927,590	8,761,036
Payable for fund shares redeemed	640,200	102,881
Accrued investment advisory fees	202,573	54,049
Other accrued expenses	247,008	60,797
Total Liabilities	79,017,371	9,460,408
NET ASSETS	$370,613,531	$77,129,991
NET ASSETS CONSIST OF:
Capital stock	$262,850,499	$55,909,236
Undistributed net
investment income	3,585,769	515,804
Undistributed net realized gain	31,346,787	7,857,384
Net unrealized appreciation
Investments	72,830,476	13,033,471
Written Options	—	(185,904)
Total Net Assets	$370,613,531	$77,129,991
CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and Outstanding	22,691,386	4,662,699
NET ASSET VALUE,
REDEMPTION PRICE, AND
OFFERING PRICE PER SHARE	$16.33	$16.54

See notes to financial statements

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2007(Unaudited)

	The Yacktman Fund	The Yacktman Focused Fund
INVESTMENT INCOME:
Dividend income
(Net witholding tax of
$18,524 and $3,708
respectively)	$2,820,105	$559,208
Interest income	2,605,352	456,492
Securities lending
income (See Note 6)	39,759	6,446
Total investment income	5,465,216	1,022,146
EXPENSES:
Investment advisory fees	1,297,205	405,073
Shareholder servicing fees	325,817	75,023
Administration and accounting fees	98,827	20,798
Custody fees	22,997	6,574
Federal and state registration fees	30,169	17,310
Professional fees	30,300	15,647
Reports to shareholders	29,715	8,067
Directors fees and expenses	14,376	3,199
Miscellaneous costs	30,041	6,963
Total expenses before
reimbursements	1,879,447	558,654
Expense reimbursements
(See Note 5)	—	(52,312)
Net Expenses	1,879,447	506,342
NET INVESTMENT INCOME	3,585,769	515,804
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	31,389,672	8,117,342
Change in unrealized
depreciation on investments	(21,294,423)	(5,502,577)
Net realized and unrealized
gain on investments	10,095,249	2,614,765
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$13,681,018	$3,130,569

See notes to financial statements

The Yacktman Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

OPERATIONS:
Net investment income
Net realized gain on investments
Net change in unrealized appreciation (depreciation)
on investments
Net increase in net assets resulting from operations

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Proceeds from reinvestment of distributions
Redemption fees

Payments for shares redeemed
Net increase (decrease)

DISTRIBUTIONS PAID FROM:
Net investment income
Net realized gains
Total distributions

TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of period

End of period (including undistributed net investment
income of $3,585,769, $0, $515,804 and $411, respectively)

TRANSACTIONS IN SHARES:
Shares sold
Issued in reinvestment of distributions
Shares redeemed
Net increase (decrease)

See notes to financial statements

		The Yacktman
The Yacktman Fund		Focused Fund
Six Months Ended June 30, 2007 (Unaudited)	Year Ended Dec. 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended Dec. 31, 2006

$ 3,585,769	$7,461,991	$515,804	$1,111,145
31,389,672	23,665,748	8,117,342	6,099,164

(21,294,423)	27,783,515	(5,502,577)	4,979,772
13,681,018	58,911,254	3,130,569	12,190,081

25,880,720	107,956,324	13,158,291	35,431,193
—	28,350,940	—	6,747,920
10,073	8,603	1,935	2,745
25,890,793	136,315,867	13,160,226	42,181,858
(98,029,996)	(173,857,373)	(29,695,021)	(41,227,292)
(72,139,203)	(37,541,506)	(16,534,795)	954,566

—	(7,580,239)	—	(1,121,617)
—	(23,629,873)	—	(6,096,510)
—	(31,210,112)	—	(7,218,127)

(58,458,185)	(9,840,364)	(13,404,226)	5,926,520

429,071,716	438,912,080	90,534,217	84,607,697

$ 370,613,531	$429,071,716	$77,129,991	$90,534,217

1,612,162	6,784,464	824,944	2,199,336
—	1,789,832	—	420,431
(6,101,760)	(11,309,919)	(1,821,818)	(2,617,408)
(4,489,598)	(2,735,623)	(996,874)	2,359

The Yacktman Funds, Inc.

FINANCIAL HIGHLIGHTS
The Yacktman Fund
For a Fund share outstanding throughout each period	Six Months Ended June 30, 2007 (Unaudited)

NET ASSET VALUE:
Beginning of period	$15.79

OPERATIONS:
Net investment income	0.16
Net realized and unrealized gain
(loss) on investment securities	0.38
Total from operations	0.54

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains	—
Total distributions	0.00

NET ASSET VALUE:
End of period	$16.33

TOTAL RETURN	3.42%(1)

SUPPLEMENTAL DATA AND RATIOS
Net assets; end of period (000's)	$370,614
Ratio of net expenses to
average net assets	0.94%(2)
Ratio of net investment income
to average net assets	1.81%(2)
Portfolio turnover rate	11.32(2)

(1) Not Annualized
(2) Annualized

See notes to financial statements

	The Yacktman Fund

	Year Ended December 31,
2006	2005	2004	2003	2002

$14.67	$15.34	$15.24	$12.33	$11.16

0.30	0.28	0.12	0.23	0.13

2.05	(0.48)	1.40	3.84	1.14
2.35	(0.20)	1.52	4.07	1.27

(0.30)	(0.28)	(0.12)	(0.17)	(0.10)
(0.93)	(0.19)	(1.30)	(0.99)	—
(1.23)	(0.47)	(1.42)	(1.16)	(0.10)

$15.79	$14.67	$15.34	$15.24	$12.33

15.95%	-1.30%	9.93%	33.03%	11.41%

$429,072	$438,912	$365,308	$325,428	$421,292

0.96%	0.92%	0.95%	0.94%	0.99%

1.90%	1.86%	0.73%	1.25%	2.01%
17.93%	8.64%	23.82%	40.01%	39.19%

The Yacktman Funds, Inc.

FINANCIAL HIGHLIGHTS(Cont'd.)
The Yacktman Focused Fund
For a Fund share outstanding throughout each period	Six Months Ended June 30, 2007 (Unaudited)

NET ASSET VALUE:
Beginning of period	$16.00

OPERATIONS:
Net investment income	0.11
Net realized and unrealized gain
(loss) on investment securities	0.43
Total from operations	0.54

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains	0.00
Total distributions	0.00

NET ASSET VALUE:
End of period	$16.54

TOTAL RETURN	3.37%(1)

SUPPLEMENTAL DATA AND RATIOS
Net assets; end of period (000's)	$77,130
Ratio of expenses before expense
reimbursements to average net
assets (See Note 5)	1.38%(2)
Ratio of net expenses to
average net assets	1.25%(2)
Ratio of net investment income
to average net assets	1.29%(2)
Portfolio turnover rate	16.50(2)

(1) Not Annualized
(2) Annualized
(3) The ratio of expenses before expense reimbursements to average net assets, excluding interest expense, was 1.35%
(4) The ratio of expenses to average net assets, excluding interest expense, was 1.25%

See notes to financial statements

The Yacktman Focused Fund

Year Ended December 31,
2006	2005	2004	2003	2002

$14.96	$15.83	$16.28	$12.48	$10.92

0.21	0.22	0.03	0.07	0.08

2.20	(0.51)	1.59	3.90	1.56
2.41	(0.29)	1.62	3.97	1.64

(0.21)	(0.22)	(0.03)	(0.07)	(0.08)
(1.16)	(0.36)	(2.04)	(0.10)	—
(1.37)	(0.58)	(2.07)	(0.17)	(0.08)

$16.00	$14.96	$15.83	$16.28	$12.48

16.13%	-1.83%	9.96%	31.79%	14.99%

$90,534	$84,608	$97,263	$127,355(3)	$115,250

1.35%	1.32%	1.33%	1.36%(4)	1.45%

1.25%	1.25%	1.25%	1.26%	1.25%

1.40%	1.30%	0.16%	0.51%	1.68%
30.61%	5.62%	19.26%	71.38%	49.95%

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2007 (Unaudited)

1.	ORGANIZATION
The Yacktman Funds, Inc. (comprised of The Yacktman Fund and The Yacktman Focused Fund, hereafter referred to as the “Funds”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds consist of two investment portfolios:  The Yacktman Fund is a diversified fund that commenced operations July 6, 1992 and The Yacktman Focused Fund is a non-diversified fund that commenced operations May 1, 1997. The objective of each of the Funds is to produce long-term capital appreciation with current income as a secondary objective. Yacktman Asset Management Co. is the Funds’ investment adviser (the “Adviser”).

2.	SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions during the reporting period. Actual results could differ from those estimates.

a)Investment Valuation - Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Options written or purchased by The Yacktman Focused Fund are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

b) Options - Premiums received by The Yacktman Focused Fund upon writing options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current value of the options are recorded in unrealized gains and losses. When an option expires, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying security during the period of the option, although any potential loss would be reduced by the amount of option premium received.

c) Federal Income Taxes - It is each Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Cont'd.)
June 30, 2007 (Unaudited)

Accordingly, at December 31, 2006, reclassifications were recorded to increase (decrease) undistributed net investment income by $35,842 and $(13), and increase (decrease) undistributed net realized gains (losses) by $(1,712) and $13 for The Yacktman Fund and The Yacktman Focused Fund, respectively. Accumulated paid-in-capital was increased (decreased) by $(34,130) for The Yacktman Fund.

e) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to beremote.

f) Redemption Fee - Effective April 1, 2005, those who buy and sell the Funds within thirty calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the statement of changes in net assets.

g) Other - Investment transactions and shareholder transactions are accounted for on the trade date. Net realized gains and losses on securities are computed on the basis of specific security lot identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.	INVESTMENT TRANSACTIONS
For the six months ended June 30, 2007, the aggregate purchases and sales of securities, excluding short-term securities, were $34,328,688 and $72,766,593 for The Yacktman Fund and $10,537,867 and $21,334,998 for The Yacktman Focused Fund, respectively. For the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities for The Yacktman Fund and The Yacktman Focused Fund.

4.	OPTION CONTRACTS WRITTEN
The premium amount and number of option contracts written during the six months ended June 30, 2007 in The Yacktman Focused Fund, were as follows:

	Amount of	Number of
	Premiums	Contracts

Outstanding at 12/31/06	$(107,997)	(300)
Options written	$(376,985)	(1,941)
Options expired	—	—
Options closed	189,241	172
Outstanding at 06/30/07	$(295,741)	(1,529)

5.	INVESTMENT ADVISORY AGREEMENT
The Funds have agreements with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of these agreements, The Yacktman Fund will pay the Adviser a monthly fee at the annual rate of 0.65% on the first $500,000,000 of average daily net assets, 0.60% on the next $500,000,000 of average daily net assets and 0.55% on average daily net assets in excess of $1,000,000,000, and The Yacktman Focused Fund will pay the Adviser a monthly fee at the annual rate of 1% of its average daily net assets. The Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund for all expenses exceeding 1.25% of its average daily net assets (exclusive of interest, taxes, brokerage commissions and extraordinary expenses).

6.	SECURITIES LENDING
The Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to loan securities on behalf of the Funds to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Each Fund has an individual interest of cash collateral contributed, although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Funds and 40% to the custodian. As of June 30, 2007, The Yacktman Fund had on loan securities valued at $74,943,018 and collateral of $77,927,590 and The Yacktman Focused Fund had on loan securities valued at $8,382,741 and collateral of $8,761,036.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Cont'd.)
June 30, 2007 (Unaudited)

The cash collateral received by the Funds was pooled and at June 30, 2007, was invested in the following:

Security Type	Security Name		Value
Commercial Paper	Antalis Funding		$3,994,011
Commercial Paper	Chesham Finance LLC		3,998,200
Commercial Paper	Fenway Funding LLC		3,998,167
Commercial Paper	KKR Atlantic Funding Trust		4,300,524
Commercial Paper	Launga Corp.		3,984,458
Commercial Paper	Ocala Funding		3,978,680
Commercial Paper	Rams Funding LLC		4,479,269
Commercial Paper	Thornburg Mortgage Capital LLC		4,476,637
Commercial Paper	Valcour Bay Capital LLC		4,478,680
Corporate Bond	Bayerische Landesbank		3,000,000
Corporate Note	Metlife Global Funding		7,000,000
Repurchase Agreement	Bear Stearns		15,000,000
Repurchase Agreement	Morgan Stanley		24,000,000

		Maturity	Maturity
Security Type	Security Name	Rate	Date
Commercial Paper	Antalis Funding	5.40%	07/09/07
Commercial Paper	Chesham Finance LLC	5.40%	07/02/07
Commercial Paper	Fenway Funding LLC	5.50%	07/02/07
Commercial Paper	KKR Atlantic Funding Trust	5.36%	07/23/07
Commercial Paper	Launga Corp.	5.40%	07/25/07
Commercial Paper	Ocala Funding	5.36%	07/20/07
Commercial Paper	Rams Funding LLC	5.37%	07/23/07
Commercial Paper	Thornburg Mortgage
	Capital LLC	5.37%	07/30/07
Commercial Paper	Valcour Bay Capital LLC	5.36%	07/20/07
Corporate Bond	Bayerische Landesbank	5.38%	02/22/08
Corporate Note	Metlife Global Funding	5.43%	04/28/08
Repurchase Agreement	Bear Stearns	5.50%	07/02/07
Repurchase Agreement	Morgan Stanley	5.44%	07/02/07

7.	LINE OF CREDIT
The Yacktman Fund and The Yacktman Focused Fund have established a line of credit (“LOC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments.  The LOC will mature, unless renewed, on March 31, 2008; borrowing under the LOC is limited to the lesser of $15,000,000, 10% of the pre-borrowing net assets of the Fund, 10% of the market value of the assets of the Fund, or 10% of the sum of the fair market value of certain assets of the Fund.  For The Yacktman Focused Fund, borrowing under the LOC is limited to the lesser of $15,000,000, 33 1/3% of the pre-borrowing net assets of the Fund, or 33 1/3% of the sum of the fair market value of certain assets of the Fund.  During the six months ended June 30, 2007, The Yacktman Fund and The Yacktman Focused Fund had no outstanding borrowings under the LOC and incurred no interest expense.

8.	TAX INFORMATION
The following information for the Funds is presented on an income tax basis as of December 31, 2006:

	The Yacktman	The Yacktman
	Fund	Focused Fund

Tax cost of investments	$407,235,091	$88,953,228
Gross unrealized appreciation	94,867,685	18,517,979
Gross unrealized depreciation	(751,541)	(428,204)
Net tax unrealized appreciation	$94,116,144	$18,089,775

As of December 31, 2006, the components of accumulated earnings were as follows:
	The Yacktman	The Yacktman
	Fund	Focused Fund

Undistributed ordinary income	$—	$411

Undistributed long-term
capital gains	—	—

Accumulated earnings	—	411
Net unrealized appreciation
on investments	94,116,144	18,089,775
Total accumulated earnings	$94,116,144	$18,090,186

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Cont'd.)
June 30, 2007 (Unaudited)

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	The Yacktman	The Yacktman
	Fund	Focused Fund
2006
Ordinary income	$8,033,111	$1,121,630
Long-term capital gains	$23,177,001	$6,096,497

2005
Ordinary income	$9,235,326	$1,532,907
Long-term capital gains	$4,535,148	$1,670,386

9.	NEW ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, The Yacktman Funds (the “Funds”) adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of Texas.  As of June 29, 2007, open Federal and Texas tax years include the tax years ended December 31, 2003 through 2006.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2006. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157).  This standard clarifies the definition of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  As of June 30, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

INVESTMENT ADVISORY DISCLOSURE

On March 5, 2007, the Board of Directors of The Yacktman Funds, Inc. approved the continuation of each Fund’s investment advisory agreement with Yacktman Asset Management Co. (the “Adviser”). Prior to approving the continuation of the agreements, the Board considered:

•	The nature, extent and quality of the services provided by the Adviser

•	The investment performance of the Funds

•	The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•	The extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•	The expense ratios of the Funds

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Cont'd.)
June 30, 2007 (Unaudited)

In considering the nature, extent and quality of the services provided by the Adviser., the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds.  The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements.  The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by the Adviser, from its relationship with the Funds and concluded that such profits were reasonable and not excessive.  As part of its analysis, the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Funds. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds.

The Directors also considered whether the investment advisory agreement fee schedules should be adjusted for an increase in assets under management.  They concluded that “breakpoints” embodied in the investment advisory agreement for The Yacktman Fund were appropriate, and breakpoints for The Yacktman Focused Fund were not warranted at this time given the anticipated growth of that Fund in the next year and the other factors considered.

The Yacktman Funds, Inc.

ADDITIONAL INFORMATION (Unaudited)

For the year ended December 31, 2006, 76.30% and 99.66% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Fund and The Yacktman Focused Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.
For the year ended December 31, 2006, 76.13% and 99.75% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Fund and The Yacktman Focused Fund, respectively, are designated as qualified dividend income.
The Funds hereby designate approximately, $23,177,001 and $6,096,497 as long-term capital gain distributions for The Yacktman Fund and The Yacktman Focused Fund, respectively, for the purposes of the dividends paid deduction.

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-525-8258 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Web site of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ended June 30, 2007, is available without charge, upon request, by calling 1-800-525-8258 or by accessing the Web site of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q will be available on the Web site of the Securities and Exchange Commission at http://www.sec.gov.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Yacktman Funds, Inc.

By (Signature and Title)*   /s/ Donald A. Yacktman
                                     Donald A. Yacktman, Director, President, Treasurer

Date                                9/6/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Donald A. Yacktman
                  Donald A. Yacktman, President

Date                                 9/6/07

By (Signature and Title)*    /s/ Donald A. Yacktman
                              Donald A. Yacktman, Treasurer

Date                              9/6/07

* Print the name and title of each signing officer under his or her signature.